UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2017

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California  90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July, 1, 2017, the board of directors of AECOM (the “Company”) appointed Randall A. Wotring to serve as chief operating officer of the Company.

In addition, effective June 30, 2017, Stephen M. Kadenacy will cease serving as president and chief operating officer of the Company.

Pursuant to the terms of a Separation and Release Agreement by Mr. Kadenacy, the Company has agreed to pay Mr. Kadenacy a lump sum severance payment of $2,623,906.  In addition, under the terms of the Separation and Release Agreement, the Company accelerated the vesting of a pro-rata portion of Mr. Kadenacy’s Restricted Stock Unit (RSU) and Performance Earnings Program (PEP) awards granted under the Company’s 2006 Stock Incentive Plan (proration based on the number of months employed during the relevant vesting periods and, for PEP awards, taking into account actual Company performance relative to the applicable performance criteria through the date of termination).  Pursuant to this provision, Mr. Kadenacy will receive a total of 154,450 shares of Company Common Stock currently subject to unvested RSU and PEP awards granted in fiscal years 2015 and 2016.  The Separation and Release Agreement also includes a general release of claims in favor of the Company.  The foregoing description of the Separation and Release Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1.

Item 9.01                                                                                                                                           Financial Statements and Exhibits.

(d)  Exhibits

10.1                                                                                                                        Separation and Release Agreement, dated June 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: June 28, 2017	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Deputy General Counsel